March 1, 2011 as amended March 31, 2011

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2011, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Advisor Class
FBLAX	FBMCX	Pending	Pending

Franklin Investors Securities Trust	SUMMARY PROSPECTUS
Franklin Balanced Fund

Investment Goal

Both income and capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 119 in the Fund's Prospectus and under “Buying and Selling Shares” on page 64 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Advisor Class
Management fees[1]	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.30%	1.00%	0.50%	None
Other expenses	0.43%	0.43%	0.43%	0.43%
Acquired fund fees and expenses[2]	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	1.24%	1.94%	1.44%	0.94%
Fee waiver and/or expense reimbursement[1]	-0.22%	-0.22%	-0.22%	-0.22%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.02%	1.72%	1.22%	0.72%

1. The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.71% (other than certain non-routine expenses), until February 29, 2012. The investment manager and administrator also have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 673	$ 925	$ 1,197	$ 1,971
Class C	$ 275	$ 588	$ 1,027	$ 2,247
Class R	$ 124	$ 434	$ 766	$ 1,706
Advisor Class	$ 74	$ 278	$ 499	$ 1,135
If you do not sell your shares:
Class C	$ 175	$ 588	$ 1,027	$ 2,247

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests in a diversified portfolio of stocks (substantially dividend paying), convertible securities and debt securities. The Fund normally invests at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities. In addition, the Fund normally invests at least 25% of its total assets in equity securities, primarily common and preferred stock. To the extent that the value of convertible and preferred securities can be attributed to their debt characteristics, they will be treated as debt securities for purposes of this investment policy.

The Fund seeks income by investing in a combination of corporate, agency and government bonds issued in the United States and other countries, as well as common stocks and convertible securities. The Fund seeks capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries.

The Fund generally invests in investment grade debt securities. The Fund does not currently anticipate investing more than 15% of its total assets in securities of issuers domiciled outside the United States.

The investment manager applies a “bottom-up” approach to investing in individual securities. The investment manager will assess the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed-income investments for the Fund, the investment manager assesses changing economic, market and industry conditions.

For purposes of pursuing its investment goal, the Fund may enter into various equity-related transactions involving derivative instruments, including put and call options on equity securities and equity indices. The Fund may enter into equity-related derivatives transactions to hedge against market risk, to earn income (in the form of premiums received for writing options), to gain or increase exposure to certain equity securities or segments of the equity markets or to otherwise enhance Fund returns. For example, the Fund may write an option with a strike price that is generally equal to the price target at which the investment manager would sell (in the case of a call option) or purchase (in the case of a put option) a particular stock, and in return the Fund would earn a premium from the buyer of the option.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market value of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Generally, stocks have historically outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Credit   An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Convertible Securities   Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying currency, security or index and such derivative instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs, may be volatile and illiquid, may give rise to leverage and may involve a small initial investment relative to the risk assumed. There may also be imperfect correlation between the value of the derivative and the underlying instrument. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	18.86%
Worst Quarter:	Q3'08	-15.77%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2010
	1 Year	Since Inception 7/3/2006
Franklin Balanced Fund - Class A
Return Before Taxes	8.47%	3.06%
Return After Taxes on Distributions	7.42%	1.80%
Return After Taxes on Distributions and Sale of Fund Shares	5.83%	1.96%
Franklin Balanced Fund - Class C	13.33%	3.71%
Franklin Balanced Fund - Class R	14.89%	4.26%
Franklin Balanced Fund - Advisor Class	15.35%	4.74%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	15.06%	1.94%
Barclays Capital U.S. Aggregate Index (index reflects no deduction for fees, expenses or taxes)[1]	6.54%	6.63%

1. The index shows how the Fund's performance compares to a group of securities that aligns with a portion of the Fund's portfolio.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

EDWARD D. PERKS, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since inception (2006).

BRENT LODER   Portfolio Manager of Advisers and portfolio manager of the Fund since March 2011.

BLAIR SCHMICKER, CFA   Research Analyst of Advisers and portfolio manager of the Fund since March 2011.

ALAN E. MUSCHOTT, CFA   Vice President of Advisers and portfolio manager of the Fund since inception (2006).

SHAWN LYONS, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2006).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Balanced Fund

Investment Company Act file #811-04986
© 2011 Franklin Templeton Investments. All rights reserved.
424 PSUM 03/11	00070380